EX-99.77Q1(a) - Exhibits; Copies of any material amendments to the registrants charter or by-laws
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Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(54) to Post Effective Amendment No. 226 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 24, 2009
(Accession No. 0000950123-09-065720).